UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas  75201

(Address of principal executive offices)   (zip code)

(214) 462-6831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.

Dale E. Greene, who is Executive Vice President, Comerica Incorporated and Executive Vice President, The Business Bank, Comerica Bank, has indicated that he plans to retire on his normal retirement date in the third quarter of 2011, in accordance with Comerica Incorporated’s retirement policy.

Lars C. Anderson is being named Vice Chairman, Comerica Incorporated and Vice Chairman, The Business Bank, Comerica Bank.  On November 30, 2010, the registrant issued a press release regarding the appointment.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1         Press release dated November 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: November 30, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 30, 2010.